Exhibit 99.3

STATE OF SOUTH CAROLINA	)
)	IN THE COURT OF COMMON PLEAS
COUNTY OF GREENVILLE	) FOR THE THIRTEENTH JUDICIAL CIRCUIT

VERNON A. MERCIER, Individually and	)	C.A. No.2008-CP-23-8395
Derivatively on Behalf of Nominal Defendant	)
THE SOUTH FINANCIAL GROUP, INC.	)
)
Plaintiff,	)
)
v.	)
)
MACK I. WHITTLE, JR., WILLIAM P. BRANT,	)
J.W. DAVIS, M. DEXTER HAGY, WILLIAM S.	)
HUMMERS, III, CHALLIS M. LOWE, DARLA	)
D. MOORE, JON W. PRITCHETT, H. EARLE	)
RUSSELL, JR., EDWARD J. SEBASTIAN,	)
JOHN C.B. SMITH, JR., WILLIAM R.	)
TIMMONS, III, and DAVID C. WAKEFIELD, III,	)
)
Defendants,	)
)
and	)
)
THE SOUTH FINANCIAL GROUP, INC.,	)
)
Nominal Defendant.	)
__________________________________________ )

JOHN S. McMULLEN, on Behalf of ANDROS	)	C.A. No.2008-CP-23-8914
ASSOCIATES, INC., Derivatively on Behalf of	)
THE SOUTH FINANCIAL GROUP, INC.	)
)
Plaintiff,	)
)
v.	)
)
MACK I. WHITTLE, JR., JOHN C.B. SMITH, JR.,	)
WILLIAM P. BRANT, J.W. DAVIS, M. DEXTER	)
HAGY, MICHAEL R. HOGAN, WILLIAM S.	)
HUMMERS, III, CHALLIS M. LOWE, DARLA	)
D. MOORE, JON W. PRITCHETT, H. EARLE	)
RUSSELL, JR., EDWARD J. SEBASTIAN,	)
WILLIAM R. TIMMONS, III, DAVID C.	)
WAKEFIELD, III, AND WILLIAM P.	)
CRAWFORD, JR.,	)
)
Defendants,	)
)
and	)
)
THE SOUTH FINANCIAL GROUP, INC.,	)
)
Nominal Defendant.	)

__________________________________________     )

PRELIMINARY ORDER APPROVING SETTLEMENT AND NOTICE

WHEREAS, as of March 31, 2009, plaintiffs Vernon A. Mercier and John S. McMullen (“Plaintiffs”), The South Financial Group, Inc. (“TSFG” or the “Company”), and defendants Mack I. Whittle, Jr., William P. Brant, J.W. Davis, M. Dexter Hagy, William S. Hummers, III, Challis M. Lowe, Darla D. Moore, Jon W. Pritchett, H. Earle Russell, Jr., Edward J. Sebastian, John C.B. Smith, Jr., William R. Timmons, III, David C. Wakefield, III, Michael R. Hogan and William P. Crawford, Jr. (collectively, the “Settling Defendants”), by and through their respective counsel, have entered into a Stipulation of Compromise and Settlement (the “Stipulation”), which is subject to review under South Carolina Rule of Civil

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Procedure 23, and which sets forth the terms and conditions of the proposed settlement (the “Settlement”) of the claims alleged in the above-captioned shareholder’s actions (the “Actions”), with prejudice upon the terms and conditions set forth in the Stipulation; and the Court having read and considered the Stipulation and the accompanying documents; and the parties to the Stipulation having consented to the entry of this order preliminarily approving the Settlement and the proposed Notice (the “Order”); and, subject to final determination by the Court as to the fairness, reasonableness, and adequacy of the Settlement, finds and orders as follows:

NOW, THEREFORE, IT IS HEREBY ORDERED, this 1st day of April, 2009, that:

1.            Unless otherwise stated herein, all capitalized terms contained in this Order shall have the same meaning and effect as stated in the Stipulation.

2.            As to the class claim contained in the Mercier Action, the Court preliminarily certifies, for purposes of effectuating this Settlement only, a non-opt-out Class (the “Class”) pursuant to SCRCP 23 consisting of the following: all holders of TSFG common or preferred stock of record or beneficially at any time from November 7, 2008 through April 1, 2009, and their successors in interest and transferees, immediate and remote, other than Defendants and any person, firm, trust, corporation, or other entity related to or affiliated with any of the Defendants.

3.            For purposes of the settlement of the Mercier Action only, the Court preliminarily finds and concludes pursuant to SCRCP 23(a): (1) the class is so numerous that joinder of all members is impracticable, (2) there are questions of law or fact common to the class, (3) the claims or defenses of the representative parties are typical of the claims or

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defenses of the class, (4) the representative parties will fairly and adequately protect the interests of the class, and (5) the relief primarily sought is injunctive or declaratory with respect to the class as a whole.

4.            Pursuant to South Carolina Rule of Civil Procedure 23(b)(1), and for the purposes of Settlement only, the Court finds preliminarily that the Actions were properly brought as derivative actions for and on behalf of TSFG, and that Plaintiffs fairly and adequately represent the interests of the shareholders similarly situated in enforcing the rights of TSFG.

5.            The terms of the Settlement are preliminarily approved as fair, reasonable and adequate, subject to further consideration thereof at the Settlement Hearing described in this Order.

6.            A final hearing (the “Settlement Hearing”) is hereby scheduled to be held before the Court on May 21, 2009, at 9:30 a.m., for the following purposes:

a.            to determine whether the proposed Settlement is fair, reasonable, adequate, and in the best interests of TSFG and its current stockholders and whether the Settlement should be finally approved by the Court;

b.            to determine whether the Court should certify the Class in the Mercier Action;

c.            to determine whether the Court should enter the Final Order and Judgment as provided in the Stipulation (i) in both Actions dismissing and releasing the Released Derivative Claims against the Released Defendant Persons with prejudice against the Plaintiffs and TSFG and (ii) in the Mercier Action dismissing and releasing the Released Class Claims against the Released Defendant Persons with prejudice against the Class;

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d.	to consider any objections to the Settlement;

e.            if the Settlement is approved, to consider the appropriate award to be made to Plaintiffs’ Counsel for attorneys’ fees and expenses; and

f.             to rule upon such other matters as the Court may deem appropriate.

7.            The Court reserves: (a) the right to approve the Settlement, with such modifications as may be agreed to by counsel for the Parties to the Settlement consistent with such Settlement, without further notice to TSFG stockholders or members of the Class; and (b) the right to continue or adjourn the Settlement Hearing from time to time, by oral announcement at the Settlement Hearing or at any adjournment thereof, without further notice to the TSFG stockholders or members of the Class.

8.            The Court approves the form, substance, and requirements of (a) the Summary Notice of Shareholder Derivative Litigation (the “Summary Notice”) annexed hereto as Exhibit A and (b) the Notice of Settlement of Derivative Litigation (the “Full Notice”) annexed hereto as Exhibit B.

9.	The Court orders that:

a.            the Summary Notice shall be published by TSFG once in the Wall Street Journal or some other nationwide business publication within four (4) business days of the entry of this Order;

b.            the Full Notice shall be published by TSFG in a TSFG Current Report on Form 8-K within two (2) business days of the entry of this Order;

c.            the Full Notice shall be mailed within twelve business days of the entry of this Order to TSFG common and preferred stockholders as of April 1, 2009 to

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the extent that TSFG can identify them through reasonable efforts in sufficient time prior to the mailing deadline;

d.            at least seven (7) days prior to the Settlement Hearing, Defendants’ Counsel shall file with the Court and serve on Plaintiff’s Counsel proof, by affidavit or declaration, of the timely completion of Notice; and

e.              at least seven (7) days prior to the Settlement Hearing Plaintiffs’ Counsel will file a memorandum of law supporting the approval of the terms of the Settlement and approval of the attorneys’ fees and expenses.

10.          The form and method set forth herein of notifying TSFG stockholders of the Settlement and its terms and conditions meet the requirements of South Carolina Rule of Civil Procedure 23 and due process and shall constitute due and sufficient notice to all persons and entities entitled thereto.

11.          Current TSFG common and preferred stockholders who comply with the procedures set forth below for making an appearance (personally or through counsel) may be heard to the extent allowed by the Court regarding the fairness, reasonableness, and adequacy of the Settlement of the derivative claims and Plaintiffs’ Counsel fee petitions. Members of the Class who comply with the procedures set forth below for making an appearance (personally or through counsel) may be heard to the extent allowed by the Court regarding the fairness, reasonableness, and adequacy of the Settlement of the Class Claims and plaintiffs’ counsel fee petitions. No TSFG stockholder or Class member shall be heard or entitled to contest the approval of the foregoing, unless such stockholder or Class member, no later than fourteen days (14) days prior to the Settlement Hearing, has caused to be filed

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written objections, stating all supporting bases and reasons for the objections or comments on the Settlement and the information and documentation required below, with:

Clerk of the Court
Greenville County Courthouse 305 East North Street Greenville, South Carolina 29601

and has served copies of all such papers at the same time upon the following by first class mail :

Michael J. Hynes BARROWAY TOPAZ KESSLER MELTZER & CHECK, LLP 280 King of Prussia Road Radnor, Pennsylvania, 19087 Counsel for Plaintiff Mercier	Badge Humphries MOTLEY RICE LLC 28 Bridgeside Blvd. Mt. Pleasant, SC 29464 Counsel for Plaintiff McMullen
Henry L. Parr, Jr. WYCHE BURGESS FREEMAN & PARHAM, P.A. 44 East Camperdown Way, 29601 Post Office Box 728 Greenville, S.C. 29602–0728 Counsel for Defendants other than Whittle	William W. Wilkins NEXSEN PRUET, LLC 55 E. Camperdown Way Suite 400 Greenville, South Carolina 29601 Counsel for Defendant Mack I. Whittle, Jr.

Attendance at the Hearing is not necessary in order for the objection to be considered by the Court; however, persons wishing to be heard orally in opposition to the approval of the Settlement are required to indicate in their written objection their intention to appear at the hearing. Thus, every objection must contain: (1) the Person’s name, address, and telephone number; (2) proof that such person is a TSFG shareholder or was a shareholder during the pertinent time period, including the number of shares of TSFG common stock or preferred stock held currently and/or during the pertinent time; (3) the date(s) of purchase of such

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shares; (4) a detailed statement of the all the bases and reasons for the Person’s objections or comments upon the Settlement, Plaintiffs’ Counsel’s request for attorneys’ fees and reimbursement of expenses, or any other matter before the Court and the identities of any witness such Person plans to call at the Settlement Hearing; (5) any supporting papers, including all documents and writings that the Person desires the Court to consider; and (6) a representation as to whether the Person intends to appear at the Settlement Hearing.

12.          .Any stockholder of TSFG or member of the Class who does not make his, her, or its objection in the manner provided in the preceding paragraph of this Order shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the proposed Settlement or Plaintiffs’ Counsel’s fee petitions and shall otherwise be bound any judgment entered in the Actions and by any releases given.

13.          If the Stipulation is not approved or does not become effective or final for any reason, including as a result of modification of the Final Order and Judgment on appeal, the Stipulation, except to the extent that it expressly provides otherwise, and all proceedings held in connection therewith shall be null and void and vacated, including but not limited to provisional certification of the Class, and the Actions shall proceed completely without prejudice to the status quo ante rights of the Parties as to any matter of law or fact, all Parties shall be returned to their positions as of the date of the Agreement in Principle and all documents executed pursuant to the Agreement in Principle shall be revoked and canceled.

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14.          Each current TSFG common or preferred stockholder and each member of the Class shall be bound by the applicable determinations and orders, and the Final Order and Judgment, whether favorable or unfavorable to any of them.

15.          The Court retains exclusive jurisdiction over the Actions to consider all further matters arising out of or connected with the Settlement.

16.          Institution or prosecution of any and all proceedings in this Court or any other court against any of the Released Defendant Persons relating to the Released Claims, as that term is defined in the Stipulation, other than such proceedings as may be necessary to carry out the terms and conditions of the Stipulation or the responsibilities related or incidental thereto, shall be barred.

17.            Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be used as an admission of, or evidence of the validity or lack of validity of any Released Claims, any violation of any statute or law or any wrongdoing or liability of any of the Parties or any of their Related Persons; (b) is or may be deemed to be or may be used as an admission of, or evidence of, any fault or omission of any of the Parties or any of their Related Persons in any civil, criminal or administrative proceeding in any court, administrative agency or other tribunal; or (c) is or may be alleged or mentioned so as to contravene clause (a) above in any litigation or other action unrelated to the enforcement of the Stipulation. Notwithstanding the foregoing, the Parties may file the Stipulation or any judgment or order of the Court related hereto in any action that may be brought against any of them in order to support a defense or a counterclaim based on res

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judicata, collateral estoppel, release, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

Dated: 4-1-09

s/Edward W. Miller
The Honorable Edward W. Miller

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EXHIBIT A

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STATE OF SOUTH CAROLINA	)
)	IN THE COURT OF COMMON PLEAS
COUNTY OF GREENVILLE	)	FOR THE THIRTEENTH JUDICIAL CIRCUIT

VERNON A. MERCIER, Individually and	)	C.A. No.2008-CP-23-8395
Derivatively on Behalf of Nominal Defendant	)
THE SOUTH FINANCIAL GROUP, INC.	)
)
Plaintiff,	)
v.	)
)
MACK I. WHITTLE, JR., WILLIAM P. BRANT,	)
J.W. DAVIS, M. DEXTER HAGY, WILLIAM S.	)
HUMMERS, III, CHALLIS M. LOWE, DARLA	)
D. MOORE, JON W. PRITCHETT, H. EARLE	)
RUSSELL, JR., EDWARD J. SEBASTIAN,	)
JOHN C.B. SMITH, JR., WILLIAM R.	)
TIMMONS, III, and DAVID C. WAKEFIELD, III,	)
)
Defendants,	)
)
and	)
)
THE SOUTH FINANCIAL GROUP, INC.,	)
)
Nominal Defendant.	)
__________________________________________ )
JOHN S. McMULLEN, on Behalf of ANDROS	)	C.A. No.2008-CP-23-8914
ASSOCIATES, INC., Derivatively on Behalf of	)
THE SOUTH FINANCIAL GROUP, INC.	)
)
Plaintiff,	)
)
v.	)
)
MACK I. WHITTLE, JR., JOHN C.B. SMITH, JR.,	)
WILLIAM P. BRANT, J.W. DAVIS, M. DEXTER	)
HAGY, MICHAEL R. HOGAN, WILLIAM S.	)
HUMMERS, III, CHALLIS M. LOWE, DARLA	)
D. MOORE, JON W. PRITCHETT, H. EARLE	)
RUSSELL, JR., EDWARD J. SEBASTIAN,	)
WILLIAM R. TIMMONS, III, DAVID C.	)
WAKEFIELD, III, AND WILLIAM P.	)
CRAWFORD, JR.,	)
)
Defendants,	)
)
and	)
)
THE SOUTH FINANCIAL GROUP, INC.,	)
)
Nominal Defendant.	)

__________________________________________    )

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SUMMARY NOTICE OF SETTLEMENT OF

SHAREHOLDER ACTIONS

TO:

ALL HOLDERS OF COMMON OR PREFERRED STOCK OF THE SOUTH FINANCIAL GROUP, INC. (“TSFG”) OF RECORD OR BENEFICIALLY AT ANY TIME FROM NOVEMBER 7, 2008 THROUGH APRIL 1, 2009, AND THEIR SUCCESSORS IN INTEREST AND TRANSFEREES, IMMEDIATE AND REMOTE, AND ANY CURRENT STOCKHOLDERS OF TSFG

YOU ARE HEREBY NOTIFIED, pursuant to South Carolina Rule of Civil Procedure 23 and an Order of the Court (the “Court”), that the above-captioned actions pending in the Court of Common Pleas for the Thirteenth Judicial Circuit, County of Greenville, South Carolina (the “Actions”) are shareholder actions1 brought respecting TSFG, and that a proposed settlement (the “Settlement”) of the Actions has been reached with defendants listed above, subject to Court approval. A hearing will be held before the Honorable Judge Edward W. Miller of the Greenville County Court of Common Pleas, at the Greenville County Courthouse, 305 East North Street, Greenville, South Carolina 29601, on May 21, 2009, at 9:30 a.m. (the “Hearing”), to determine whether the proposed settlement of the Actions should be approved by the Court as fair, reasonable, and adequate and to consider the application of plaintiffs’ counsel for attorneys’ fees and expenses.

IF YOU HELD COMMON OR PREFERRED STOCK OF TSFG AT ANY TIME FROM NOVEMBER 7, 2008 THROUGH APRIL 1, 2009, OR ARE A SUCCESSOR IN INTEREST OR TRANSFEREE, IMMEDIATE OR REMOTE, OF SUCH A HOLDER, OR IF YOU ARE A CURRENT STOCKHOLDER OF TSFG, YOUR RIGHTS MAY BE AFFECTED BY THE SETTLEMENT OF THE ACTION.

This is a summary notice only. For additional information about the allegations of the complaints and the terms of the proposed settlement, shareholders are directed to [link to Form 8-K on the Internet], or shareholders without access to the Internet can obtain a copy of this document by contacting:

Mercier / McMullen Litigation Administrator, The South Financial Group, Inc., 104 South Main Street, Poinsett Plaza 10th Floor, Greenville, SC 29601

_________________________

1  The Mercier Action contains derivative claims and a putative class action claim on behalf of a class of holders of stock of TSFG of record or beneficially at any time from November 7, 2008 through April 1, 2009, while the McMullen Action contains only derivative claims.

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If you held common or preferred stock of TSFG at any time from November 7, 2008 though April 1, 2009, or are a successor in interest or transferee, immediate or remote, of such a holder, or if you are a current stockholder of TSFG, you have the right to appear in these Actions. Unless otherwise ordered by the Court, however, no TSFG shareholder or any other person shall be heard or shall be entitled to contest the approval of the Settlement, or plaintiffs’ counsels’ fee application, and no papers, briefs, pleadings or other documents submitted by any TSFG shareholder or any other person shall be received and considered, unless, no later than May 7, 2009, that person has caused to be filed written objections, stating all supporting bases and reasons, with:

Clerk of the Court, Greenville County Courthouse, 305 East North Street, Greenville, South Carolina 29601

and has served copies of all such papers at the same time upon the following by first class mail:

Michael J. Hynes, BARROWAY TOPAZ KESSLER MELTZER & CHECK, LLP, 280 King of Prussia Road, Radnor Pennsylvania, 19087, Counsel for Plaintiff Mercier

Badge Humphries, MOTLEY RICE LLC, 28 Bridgeside Blvd., Mt. Pleasant SC 29464,Counsel for Plaintiff McMullen

Henry L. Parr, Jr., WYCHE BURGESS FREEMAN AND PARHAM, P.A., Post Office Box 728, 44 East Camperdown Way, Greenville, SC 29602–0728, Counsel for Defendants other than Whittle

William W. Wilkins, NEXSEN PRUET LLC, 55 E. Camperdown Way, Greenville SC,Counsel for Defendant Mack I. Whittle, Jr

Every objection must contain: (1) the person’s name, address, and telephone number; (2) proof that such person is a TSFG shareholder or was a shareholder during the pertinent time period, including the number of shares of TSFG common stock or preferred stock held currently and/or during the pertinent time; (3) the date(s) of purchase of such shares; (4) a detailed statement of the all the bases and reasons for the person’s objections to or comments upon the Settlement, plaintiffs’ counsels’ request for attorneys’ fees, or any other matter before the Court and the identities of any witness such person plans to call at the Hearing; (5) any supporting papers, including all documents and writings that the person desires the Court to consider; and (6) a representation as to whether the person intends to appear at the Hearing.

Any current or former TSFG stockholder who does not make his, her, or its objection in the manner provided for in the preceding paragraphs shall be deemed to have waived such objection and shall forever be foreclosed from making any objections to the fairness, adequacy, or reasonableness of the

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Settlement, or plaintiffs’ counsels’ fee application and shall otherwise be bound by any judgment entered in the Actions and by any releases given.

DO NOT CONTACT THE COURT REGARDING THIS NOTICE

By Order of the Court

Dated: April 1, 2009

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EXHIBIT B

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STATE OF SOUTH CAROLINA	)
)	IN THE COURT OF COMMON PLEAS
COUNTY OF GREENVILLE	)	FOR THE THIRTEENTH JUDICIAL CIRCUIT

VERNON A. MERCIER, Individually and	)	C.A. No. 2008-CP-23-8395
Derivatively on Behalf of Nominal Defendant	)
THE SOUTH FINANCIAL GROUP, INC.	)
)
Plaintiff,	)
)
v.	)
)
MACK I. WHITTLE, JR., WILLIAM P. BRANT,	)
J.W. DAVIS, M. DEXTER HAGY, WILLIAM S.	)
HUMMERS, III, CHALLIS M. LOWE, DARLA	)
D. MOORE, JON W. PRITCHETT, H. EARLE	)
RUSSELL, JR., EDWARD J. SEBASTIAN,	)
JOHN C.B. SMITH, JR., WILLIAM R.	)
TIMMONS, III, and DAVID C. WAKEFIELD, III,	)
)
Defendants,	)
)
and	)
)
THE SOUTH FINANCIAL GROUP, INC.,	)
)
Nominal Defendant.	)
__________________________________________ )
JOHN S. McMULLEN, on Behalf of ANDROS	)	C.A. No. 2008-CP-23-8914
ASSOCIATES, INC., Derivatively on Behalf of	)
THE SOUTH FINANCIAL GROUP, INC.	)
)
Plaintiff,	)
)
v.	)
)
MACK I. WHITTLE, JR., JOHN C.B. SMITH, JR.,	)
WILLIAM P. BRANT, J.W. DAVIS, M. DEXTER	)
HAGY, MICHAEL R. HOGAN, WILLIAM S.	)
HUMMERS, III, CHALLIS M. LOWE, DARLA	)
D. MOORE, JON W. PRITCHETT, H. EARLE	)
RUSSELL, JR., EDWARD J. SEBASTIAN,	)
WILLIAM R. TIMMONS, III, DAVID C.	)
WAKEFIELD, III, AND WILLIAM P.	)
CRAWFORD, JR.,	)
)
Defendants,	)
)
and	)
)
THE SOUTH FINANCIAL GROUP, INC.,	)
)
Nominal Defendant.	)

__________________________________________    )

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NOTICE OF PENDENCY AND SETTLEMENT OF ACTIONS

AND OF SETTLEMENT HEARING

TO: ALL HOLDERS OF THE COMMON OR PREFERRED STOCK OF THE SOUTH FINANCIAL GROUP, INC. (“TSFG” OR “COMPANY”) OF RECORD OR BENEFICIALLY AT ANY TIME FROM NOVEMBER 7, 2008 THROUGH APRIL 1, 2009, AND THEIR SUCCESSORS IN INTEREST AND TRANSFEREES, IMMEDIATE AND REMOTE, AND ANY CURRENT STOCKHOLDERS OF TSFG. PLEASE READ THIS NOTICE CAREFULLY AND COMPLETELY. YOUR RIGHTS WILL BE AFFECTED. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT OF TWO SHAREHOLDER ACTIONS AND CLAIMS ASSERTED THEREIN.

I.	WHY THIS NOTICE IS BEING PROVIDED

You are receiving this Notice of Pendency and Settlement of Actions and of Settlement Hearing (“Notice”) pursuant to South Carolina Rule of Civil Procedure 23 and an Order of the Court of Common Pleas for the Thirteenth Judicial Circuit, Greenville County, South Carolina (the “Court”). The purpose of this Notice is to advise you that shareholder actions are now pending in the Court relating to TSFG and that the Parties thereto have entered into a Stipulation of Compromise and Settlement (the “Stipulation”), dated as of March 31, 2009 (the “Stipulation Date”) which is on file with the Court, reflecting a settlement (the “Settlement”), subject to Court approval, which would fully, finally and forever resolve the Actions on the terms and conditions summarized in this Notice and that a settlement hearing (the “Settlement Hearing”) will be held on May 21, 2009 at 9:30 a.m., before the Honorable Edward W. Miller at the Greenville County Courthouse, 305 East North Street, Greenville, South Carolina 29601.

THIS IS NOT AN EXPRESSION OF ANY OPINION BY THE COURT AS TO THE MERITS OF ANY CLAIMS OR ANY DEFENSES ASSERTED BY ANY PARTY IN THE ACTIONS, OR THE FAIRNESS, REASONABLENESS OR ADEQUACY OF THE PROPOSED SETTLEMENT.

II.	BACKGROUND – WHAT THIS SETTLEMENT IS ABOUT

On November 7, 2008, an action captionedMercier v. Whittle, et al., C.A. No. 2008-CP-23-8395 was filed with the Court (the “Mercier Action”). The Mercier Action was brought by a shareholder of TSFG, both derivatively on behalf of Nominal Defendant TSFG and as a putative class action on behalf of its stockholders and alleges, among other things, that the Board of Directors of TSFG (the “Board”) improperly accelerated the retirement of TSFG’s founder, Chief Executive Officer (“CEO”) and Chairman of the Board, Mack Whittle, Jr. (“Whittle”) and breached fiduciary duties by overcompensating Whittle. On November 26, 2008, an action captioned McMullen v. Whittle, et al., C.A. No. 2008-CP-23-8914, also brought derivatively on behalf of TSFG, was filed with the Court (the “McMullen Action,” and together with the Mercier Action, the “Actions”). The McMullen Action asserts substantially similar derivative claims and other derivative claims against substantially similar Defendants as those asserted in the Mercier Action; however, the McMullen Action does not assert class action claims. The individuals included as Defendants in addition to nominal defendant TSFG are Whittle, William P. Brant, J.W. Davis, M. Dexter Hagy, William S. Hummers, III, Challis M. Lowe, Darla D. Moore, Jon W. Pritchett, H. Earle Russell, Jr., Edward J. Sebastian, John C.B. Smith, Jr., William R. Timmons, III, David C. Wakefield, III, Michael R. Hogan and William P. Crawford, Jr.

The Parties have reached an agreement in principle providing for the Settlement on the terms and conditions contained in the Stipulation. The Parties believe the Settlement is in the best interests of the Parties and TSFG stockholders. As a part of the Settlement, the Actions will be dismissed.

Plaintiffs and their counsel believe that the claims asserted in the Actions have merit. Nevertheless, Plaintiffs and their counsel, considering the Settlement’s terms and the significant risks associated with the

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Plaintiffs’ claims in the Actions, believe that the Settlement, described below, is in the best interests of the Company and its shareholders. Plaintiffs’ Counsel have evaluated information made available in the settlement negotiations, and have taken into account the risks and uncertainties of the continued prosecution of the Actions. Plaintiffs and their counsel believe that the Settlement’s terms have materially benefitted, and will continue to materially benefit, TSFG. They have balanced these benefits against the risks of continued litigation which include, among other things: the uncertainty and difficulty of (i) overcoming Defendants’ motions to dismiss; (ii) prevailing on the merits of the claims asserted in the Actions; (iii) proving liability and non-exculpated damages at trial; and (iv) prevailing on post-trial motions and likely appeals. Plaintiffs’ Counsel have also taken into consideration the value of timely relief versus the delay of protracted litigation, and the substantial time and expense that would be incurred by the Company. Based upon their consideration of all of these factors, Plaintiffs and their counsel believe that the Settlement is in the best interests of the Company and its stockholders.

Defendants deny any and all liability to Plaintiffs and the Company. Defendants deny that any of the claims asserted in the Actions have merit and have agreed to settle the Actions to avoid the expense and burdens and risks associated with further litigation of the Actions. TSFG is entering into the Settlement for the further reason that it believes that the Settlement confers substantial benefits upon TSFG and its stockholders and is in the best interests of TSFG and its stockholders.

There will be no claims procedure and no payments will be made to any TSFG stockholder.

III.	WHAT CLASS CERTIFICATION IS

For purposes of the Settlement, the Court has preliminarily certified a non-opt-out Class consisting of all holders of TSFG common or preferred stock of record or beneficially at any time from November 7, 2008 through April 1, 2009, and their successors in interest and transferees, immediate and remote, other than Defendants and any person, firm, trust, corporation, or other entity related to or affiliated with any of the Defendants (the “Settlement Class”). If you fit within this definition of the Settlement Class, you will be considered a member of the Class (“Class Member”).

IV.	TERMS OF THE PROPOSED SETTLEMENT

TSFG acknowledges that the pendency and prosecution of the Actions was a substantial and material causal factor contributing to the remedies achieved through the Settlement, including but not limited to, the following2:

-

Defendant Whittle will contribute to the Company $250,000 by reducing the aggregate amount due to be paid to him on April 28, 2009 under the existing severance agreement between the Company and Whittle.

_________________________

2  Items marked with an asterisk (*) will be effective for five years. In addition, the non-monetary obligations and commitments in the Settlement shall terminate in the event of any merger, share exchange or other business combination transaction to which TSFG is a party unless TSFG is the surviving company in the transaction, remains a public reporting company following consummation of the transaction and the beneficial holders of securities of TSFG generally entitled to vote in the election of directors ("Voting Securities") as of immediately before such transaction continue to own beneficially, immediately after consummation of such transaction, more than 65% of the then-outstanding Voting Securities of TSFG in substantially the same proportions as their ownership immediately prior to such transaction.

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-	Defendant Whittle shall resign from the Board, effective as of the date the Court approval of the Settlement becomes Final.
-

The Board shall add an additional independent[3] director with a background in financial services. The Company will seek to speak with shareholders, other than index funds, beneficially holding greater than 5% of the Company’s common stock to solicit their suggestions for an appropriate person to fill this position. Although the Board does not commit to nominate any particular person recommended, it shall duly consider nominating any such person.

-	Seventy-five percent (75%) of the Board shall be comprised of independent directors.*

-

The chairman of the Board (i) shall be independent; (ii) shall be elected by secret ballot of the Board annually; and (iii) shall be limited to four (4) consecutive years of service as Board Chairman.*

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If in the future TSFG is required to prepare an accounting restatement to correct a material accounting error included in a report on Form 10-Q or Form 10-K, a committee of independent directors shall determine whether the restatement was caused by misconduct of any Section 16 officer of TSFG[4]. If the committee of independent directors determines that misconduct of any such officer caused the restatement, the Board shall require such officer to return to TSFG:

a)

Any bonus or other incentive-based or equity-based compensation received by that person from TSFG during the 12-month period following the first public issuance or filing with the SEC (whichever first occurs) of the financial document embodying such financial reporting requirement; and

b)	Any profits realized from the sale of securities of TSFG during that 12-month period.

The committee of independent directors’ conclusions and determinations concerning its findings relating to misconduct and any required remediation will be disclosed in an appropriate filing with the SEC. By agreeing to this item, the Company does not imply that the Company believes that it is or will be required to prepare any accounting restatement to correct an accounting error.*

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TSFG will submit an advisory “say on pay” provision in its proxy statement this proxy year and in each subsequent year until the later of five years (i.e., ending with the proxy statement for the 2013 annual meeting) or three years after the Company satisfies its financial obligation to the federal government, thereby releasing itself from the TARP-mandated say-on-pay requirement. TSFG will include a

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3  Any references herein to “independence” or “independent” herein shall mean such term as defined in applicable NASDAQ rules.

4  “Section 16 officer” means “officer” as defined in Rule 16a-1(f) under the Securities Exchange Act of 1934 as amended, and includes the president, the principal financial officer, the principal accounting officer, and any vice president in charge of a principal business unit, division, or function.

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Compensation Discussion and Analysis that in general provides the same level of detail and disclosure as is set forth in RiskMetrics’ April 23, 2008 proxy statement.5

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The Company will commit to hold, at least twice per year, an open conference call to which all shareholders beneficially holding in excess of 3% of the Company’s common stock (who make filings under Section 13 of the Exchange Act; calculated on a fully diluted basis) may call in and speak with management about any matter reasonably and materially related to the Company’s business, subject to reasonable time and decorum limits.*

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When new independent board members are nominated to fill newly created positions or to replace incumbent board members who are leaving the board, the Board or the appropriate Board committee will also commit to seek to speak with shareholders, other than index funds, beneficially holding greater than 5% of the Company’s common stock to solicit their suggestions for appropriate persons to fill these positions. Although the Company does not commit to nominate any particular person suggested, it shall duly consider nominating any such person.*

V.	WHAT CLAIMS THE SETTLEMENT WILL RELEASE

The terms of the release and the discharge of claims are set forth in the Stipulation. The following is only a summary. Pursuant to the terms of the Settlement, the Actions shall be dismissed with prejudice, and the Plaintiffs and TSFG shall be deemed to have fully, finally, and forever released and discharged the Released Derivative Claims (as defined in the Stipulation) against the Released Defendant Persons (as defined in the Stipulation), and the Plaintiffs and TSFG will be forever barred from seeking other or further relief on such claims against the Released Defendant Persons. The Released Class Claims (as defined in the Stipulation) will also be fully, finally, and forever released and discharged, and the Class Members will be forever barred from seeking other or further relief on such claims against the Released Defendant Persons. In addition, the Settlement will release all claims by the Defendants against Plaintiffs’ Counsel related to their bringing and prosecuting the Actions and all claims by Plaintiffs against Defendants’ Counsel related to their defense of the Actions.

“Released Derivative Claims,” “Released Class Claims,” and “Released Defendant Persons” are terms fully defined in the Stipulation. In summary, “Released Derivative Claims” means all claims that may be asserted derivatively on behalf of TSFG related in any way to the subject matter of the Actions or the compensation and benefits provided to Whittle by the Company, the Company’s reimbursement of Whittle’s expenses, or Whittle’s severance package. “Released Class Claims” have the same meaning as “Released Derivative Claims” except that “Released Class Claims” are claims of Class Members rather than derivative claims on behalf of TSFG. “Released Defendant Persons” means the Defendants, their respective predecessors, successors, parents, subsidiaries, affiliates, and their and each Defendant’s respective officers, employees, agents, attorneys, advisors, accountants, directors, heirs, personal representatives, beneficiaries and assigns.

VI.	ATTORNEYS’ FEES AND EXPENSES

At the Settlement Hearing, Plaintiffs’ Counsel will request that the Court approve the agreed-to fees (“Fees”) for their efforts in filing, prosecuting and settling the Actions. The Fees shall be in an amount of $500,000, subject to Court approval, to be paid $200,000 by TSFG in the form of TSFG common stock, valued based on the average closing price of the TSFG common stock for the 10 trading day period ending the trading day immediately preceding the final settlement hearing, and $300,000 paid in cash on behalf of the Individual Defendants by the Company’s D & O insurance carrier. Plaintiffs’ Counsel has not received any fee to date,

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5  See RiskMetrics Group, Inc., Proxy Statement (Form DEF 14A), at 17-30 (Apr. 23, 2008).

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nor have they been reimbursed for their out-of-pocket expenses. The Fees would compensate Plaintiffs’ Counsel for the benefits achieved in the Actions and the risks Plaintiffs’ Counsel undertook to represent the Plaintiffs on a fully-contingent basis.

VII.	SETTLEMENT HEARING AND YOUR RIGHT TO BE HEARD

The Settlement Hearing will be held before the Honorable Judge Edward W. Miller of the Greenville County Court of Common Pleas, at the Greenville County Courthouse, 305 East North Street, Greenville, South Carolina 29601, on May 21, 2009, at 9:30 a.m. The Court may continue or adjourn the Settlement Hearing without any further notice of any kind, other than an order prior to or at the Settlement Hearing or subsequent adjournment of the Settlement Hearing. The purpose of the Settlement Hearing is: (a) to determine whether the proposed Settlement is fair, reasonable, adequate, and in the best interests of TSFG and its current stockholders and should be finally approved by the Court; (b) to determine whether the Court should certify the Settlement Class in the Mercier Action; (c) to determine whether the Court should enter the Final Order and Judgment as provided in the Stipulation (i) in both Actions dismissing and releasing the Released Derivative Claims against the Released Defendant Persons with prejudice against the Plaintiffs and TSFG and (ii) in the Mercier Action dismissing and releasing the Released Class Claims against the Released Defendant Persons with prejudice against the Settlement Class; (d) if the Settlement is approved, to consider the appropriate award to be made to Plaintiffs’ Counsel for attorneys’ fees and expenses; and (f) to rule upon such other matters as the Court may deem appropriate or may properly come before the Court. The Court may approve the Settlement, with such modifications as may be agreed to by counsel for the Parties to the Settlement consistent with the Settlement, enter a final judgment, and order the payment of attorneys’ fees, with or without further notice of any kind.

Current TSFG common and preferred stockholders who comply with the procedures set forth below for making an appearance (personally or through counsel) may be heard to the extent allowed by the Court regarding the fairness, reasonableness, and adequacy of the Settlement of the derivative claims and Plaintiffs’ Counsel fee petitions. Class Members who comply with the procedures set forth below for making an appearance (personally or through counsel) may be heard to the extent allowed by the Court regarding the fairness, reasonableness, and adequacy of the Settlement of the Class claims and Plaintiffs’ Counsel fee petitions. Attendance at the Settlement Hearing is not necessary in order for the objection to be considered by the Court; however, persons wishing to be heard orally in opposition to the approval of the Settlement are required to indicate in their written objection their intention to appear at the hearing. To the extent that the Court allows TSFG stockholders and Class Members to be heard, they will be heard at the Settlement Hearing. You are not required to retain your own counsel, but if you choose to do so, it will be at your own expense. In no event shall any person be heard in opposition to the Settlement, and in no event shall any paper or brief submitted by any such person be accepted or considered by the Court, unless by May 7, 2009 such person (i) files with the Clerk of the Court at the address below notice stating such person’s intention to appear or not appear at the Settlement Hearing, showing proof that such person is a TSFG stockholder or was a stockholder during the pertinent time period, including the number of shares of TSFG common or preferred stock held and the date of purchase, and providing a detailed statement of all the bases and reasons for the person’s objections or comments upon the Settlement, Plaintiffs’ Counsel’s request for attorneys’ fees and reimbursement of expenses, or any other matter before the Court and the identities of any witnesses that such person plans to call at the Settlement Hearing, and any supporting papers, including all documents and writings that the person desires the Court to consider in support of any objection, and (ii) simultaneously serves by first class mail copies of such notice, proof, statement and documentation, together with copies of any other papers or briefs such person files with the Court, upon each of the counsel listed below:

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Michael J. Hynes BARROWAY TOPAZ KESSLER MELTZER & CHECK, LLP 280 King of Prussia Road Radnor, Pennsylvania, 19087 Counsel for Plaintiff Mercier	Badge Humphries MOTLEY RICE LLC 28 Bridgeside Blvd. Mt. Pleasant, SC 29464 Counsel for Plaintiff McMullen
Henry L. Parr, Jr. WYCHE BURGESS FREEMAN & PARHAM, P.A. 44 East Camperdown Way, 29601 Post Office Box 728 Greenville, SC 29602–0728 Counsel for Defendants other than Mr. Whittle	William W. Wilkins NEXSEN PRUET LLC 55 E. Camperdown Way Suite 400 Greenville, SC 29601 Counsel for Defendant Mack I. Whittle, Jr.

Any stockholder of TSFG or Class Member who does not timely and properly make his, her or its objection to the Settlement as set forth above shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the proposed Settlement or Plaintiffs’ Counsel’s fee petitions and shall otherwise be bound by any judgment entered in the Actions and by any releases given.

VIII.	NOTICE TO BANKS, BROKERS, AND OTHER NOMINEES

If you hold TSFG common or preferred stock for the benefit of another, you are directed to provide copies of this Notice to such beneficial owners, postmarked no more than ten (10) days after receipt of this Notice.

IX.	FURTHER INFORMATION

The description of the Settlement provided above is incomplete. For a complete description of the Settlement terms, please see the Stipulation which is available as an exhibit to TSFG’s April ☐, 2009 Form 8-K filing with the Securities and Exchange Commission and can be accessed electronically on TSFG’s corporate website. Alternatively, you may obtain a copy of the Stipulation by contacting the counsel for Plaintiffs listed below. Further information regarding the Actions, the Settlement, and this Notice may also be obtained by contacting counsel for Plaintiffs:

Michael J. Hynes

BARROWAY TOPAZ KESSLER

MELTZER & CHECK, LLP

280 King of Prussia Road

Radnor, Pennsylvania 19087

Counsel for Plaintiff Mercier

Badge Humphries

MOTLEY RICE LLC

28 Bridgeside Blvd.

Mt. Pleasant, SC 29464

Counsel for Plaintiff McMullen

The pleadings, including the Stipulation and other records of the Actions, may be examined and copied at any time during regular office hours at:

Clerk of the Court

Greenville County Courthouse

305 East North Street

Greenville, South Carolina 29601

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Please Do Not Telephone the Court or the Clerk’s Office Regarding this Notice.

DATED:	April 1, 2009

BY ORDER OF THE GREENVILLE COUNTY COURT

OF COMMON PLEAS FOR THE THIRTEENTH

JUDICIAL CIRCUIT

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